                                                                    EXHIBIT 99.5

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                                 (In thousands)

                                                                                  Pro Forma
                                                                 Historical      Adjustments           Pro Forma
                                                                 ----------      -----------           ---------
Total revenue.........................................            $419,209         $(23,369)(a)         $395,840
                                                                  --------         --------             --------
Operating costs and expenses:
   Cost of sales......................................             362,550          (18,863)(b)          343,687
   Selling, general and administrative expenses.......              36,573           (2,450)(c)           34,123
   Environmental expense recoveries...................                (750)               -                 (750)
                                                                  --------         --------             --------
   Total operating costs and expenses ................             398,373          (21,313)             377,060
                                                                  --------         --------             --------
   Operating income...................................              20,836           (2,056)              18,780

Other income (expense):
   Other income, net..................................               5,491                -                5,491
   Interest expense, net..............................              (8,772)            (242)(c)           (9,014)
                                                                  --------         --------             --------

   Income before income tax provision and minority
     interest  .......................................              17,555           (2,298)              15,257
Income tax provision .................................               7,974           (2,797)(c)            5,177
                                                                  --------         --------             --------

   Income before minority interest ...................               9,581              499               10,080
Minority interest ....................................                   7                -                    7
                                                                  --------         --------             --------
   Net income ........................................            $  9,588         $    499             $ 10,087
                                                                  ========         ========             ========

-----------------------

(a) Reflects the following:

    Total revenue of EWW and TMS...................................................................     $(41,139)
    Adjustment of intergroup activity between the above companies and the companies retained by
         Metallurg.................................................................................       17,770
                                                                                                        --------
                                                                                                        $(23,369)
                                                                                                        ========
(b) Reflects the following:

    Total cost of sales of EWW and TMS.............................................................     $(35,999)
    Adjustment of intergroup activity between the above companies and the companies retained by
         Metallurg.................................................................................       17,136
                                                                                                        --------
                                                                                                        $(18,863)
                                                                                                        ========

(c) Reflects the activity of EWW and TMS.